UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2014

EXPLANATORY NOTE - The Form N-CSR/A for the 361 Funds (the “Registrant”) is being filed solely to reflect changes to the annual report for the fiscal year ended October 31, 2014 for the 361 Market Neutral Fund.  The annual report for the other series of the Registrant are contained in the Form N-CSR filed on January 09, 2015 (Accession Number  0001398344-15-000125) and are not amended or modified in any way by this Form N-CSR/A.  The Registrant is filing this Form N-CSR/A to correct the values of the futures contracts stated on page 33 of the Annual report to shareholders in Item 1 of the Form N-CSR.  Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures or information contained therein in any way.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

361 MANAGED FUTURES STRATEGY FUND
(CLASS A: AMFQX)
(CLASS I: AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND
(CLASS A: AGFQX)
(CLASS I: AGFZX)

361 GLOBAL MACRO OPPORTUNITY FUND
(CLASS A: AGMQX)
(CLASS I: AGMZX)

361 MARKET NEUTRAL FUND
(Formerly 361 Long/Short Equity Fund)
(CLASS A: ALSQX)
(CLASS I: ALSZX)

ANNUAL REPORT
OCTOBER 31, 2014

361 Funds
Each a series of Investment Managers Series Trust

Table of Contents
361 Managed Futures Strategy Fund
Fund Commentary	1
Fund Performance	3
Schedule of Investments	4
361 Global Managed Futures Strategy Fund
Fund Commentary	9
Fund Performance	11
Schedule of Investments	12
361 Global Macro Opportunity Fund
Fund Commentary	15
Fund Performance	17
Schedule of Investments	18
361 Market Neutral Fund
Fund Commentary	23
Fund Performance	25
Schedule of Investments	26
Statements of Assets and Liabilities	35
Statements of Operations	36
Statements of Changes in Net Assets	37
Statement of Cash Flows	41
Financial Highlights	42
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	63
Supplemental Information	64
Expense Examples	72

This report and the financial statements contained herein are provided for the general information of the shareholders of the 361 Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.361funds.com

Commentary for 361 Managed Futures Strategy Fund Shareholder Letter

For the 12 months ending October 31, 2014, the S&P 500 gained 17.27%. Once again, equity markets trended steadily upward for most of the year. Times of volatility and equity losses were quickly followed by even stronger gains. The Barclays Capital Aggregate Bond Index gained 4.14% during the period. Managed futures strategies also had a positive year with the Morningstar U.S. Open End Managed Futures Category Average fund performance gaining 5.25% while the HFRX Macro: Systematic Diversified CTA Index gained 1.45%.

The 361 Managed Futures Strategy Fund, Class I shares gained 2.73% for the fiscal year ending October 31, 2014, slightly underperforming the Morningstar average. This resulted in the Fund performing in the 60th percentile of the Morningstar U.S. Open End Managed Futures Universe. While returns were a bit lower than many of the Fund’s peers, it continued to post positive results in an environment that was less than ideal for the strategy. On a longer-term basis, the Fund continued to be the #1 fund in the Morningstar U.S. Open End Managed Futures Universe since its December 20, 2011 inception, with an annualized return of 6.06% compared to a universe average of -1.99%.

As we frequently state, the strategy tends to thrive in higher noise and volatility markets. Time frames with lower volatility and noise produce much fewer opportunities for the strategy to take advantage of. However, the Fund has been very effective at protecting capital during these times while taking advantage of opportunities when pockets of market disruption have occurred. A case in point would be October 2014. During the first two weeks of the month, both volatility and noise began to rise domestically as equity markets fell sharply. By October 17th the Nasdaq 100 Index had lost nearly 5.8% while the 361 Managed Futures Strategy Fund had gained 2.8%

Over the last 12 months the Fund’s beta relative to the S&P 500 was essentially zero. Since inception the beta has been slightly negative at -0.06, again very close to zero. Despite exclusively trading equities and maintaining a slightly negative beta, the Fund has cumulatively gained just over 18% since its inception on December 20, 2011 while the S&P 500 Index has gained nearly 73%. These kind of results are what an investor should be looking for from an absolute return vehicle; the ability to lower overall portfolio risk while providing a positive expected return.

Looking forward it is very hard to predict how markets will behave. New challenges are always facing investors; whether it is geopolitical uncertainty in many parts of the globe, a potentially catastrophic epidemic or some unforeseen risk to the financial system. While not prognosticating any particular turmoil, we are confident in the Fund’s ability to capitalize on what opportunities present themselves while protecting capital during more sanguine times.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment.

The 361 Managed Futures Strategy Fund’s principal risks include Market Risk, Equity risk, Short Sales risk, Foreign Investments risk, Currency risk, ETF/ETN risks, Derivatives risk, Government Intervention and Regulatory Changes, Leveraging risk, Asset Segregation risk, Portfolio turnover risk, Management and Strategy risk and Non-diversification risk. For a complete discussion of these risks, please consult the Fund’s prospectus. Carefully consider these risk factors and special considerations associated with investing in the 361 Managed Futures Strategy Fund, which may cause investors to lose money.

Morningstar ranked the 361 Managed Futures Strategy Fund Class I and Investor Class Shares #1 and #3, respectively, based on Total Return since the Fund’s inception through 10/31/2014 among 76 funds in the Managed Futures Category. For the one year period ending 10/31/2014, Class I and Investor Class Shares ranked #88 and #90, respectively, among 138 funds. The Morningstar Ranking compares a Fund's total return scores with all the Funds in the same Category, not including the effect of sales charges. Morningstar defines the U.S. Managed Futures Category as funds that primarily trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. More than 60% of the fund’s exposure is invested through derivative securities. These funds obtain exposure primarily through derivatives; the holdings are largely cash instruments. Rankings are subject to change. Past performance does not guarantee future results.

Beta measures a fund’s sensitivity to market movements. The beta of a market is 1.00 by definition.

361 Managed Futures Strategy Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index.  Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months.  This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2014	1 Year	2 Year	Since Inception (12/20/11)
Class A	2.47%	6.21%	5.84%
Class I	2.73%	6.43%	6.06%
Citigroup 3-Month T-Bill index	0.04%	0.05%	0.05%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Class A shares were 2.21% and 2.23%, respectively.  Gross and net expense ratios for the Class I shares were 1.96% and 1.98%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.  Prior to August 28, 2014, shares redeemed within 90 days of purchase would be charged a 2.00% redemption fee.  Effective August 28, 2014, the Fund no longer charged a 2.00% redemption fee.

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Principal Amount		Value

	ASSET-BACKED SECURITIES – 26.4%
	American Express Credit Account Master Trust
$8,000,000	0.433%, 10/16/20171,2	$8,004,224
10,000,000	0.770%, 5/15/20181	10,012,790
7,901,055	ARI Fleet Lease Trust 2012-B 0.453%, 1/15/20211,2,3	7,898,804
4,590,000	Barclays Dryrock Issuance Trust 0.513%, 12/16/20191,2	4,596,646
10,000,000	Chase Issuance Trust 0.613%, 4/15/20191,2	9,939,030
	Chesapeake Funding LLC
4,913,838	1.403%, 4/7/20241,2,3	4,949,566
2,300,000	1.953%, 1/7/20252,3	2,324,019
10,000,000	Citibank Omni Master Trust 4.900%, 11/15/20181,3	10,017,350
9,200,000	CNH Wholesale Master Note Trust 1.053%, 8/15/20191,2,3	9,212,567
2,140,000	Enterprise Fleet Financing LLC 1.410%, 11/20/20171,3	2,146,698
10,250,000	Ford Credit Auto Owner Trust 2013-A 1.150%, 7/15/20181	10,241,544
6,590,000	Golden Credit Card Trust 0.583%, 9/15/20181,2,3	6,609,038
5,000,000	Huntington Auto Trust 1.070%, 2/15/20181	5,025,255
8,000,000	Hyundai Floorplan Master Owner Trust Series 2013-1 0.803%, 5/15/20181,2,3	7,990,808
9,045,000	MMCA Auto Owner Trust 2014-A 1.210%, 12/16/20191,3	9,051,485
10,000,000	Navient Student Loan Trust 0.632%, 5/16/20221,2,3	10,000,000
10,000,000	Nissan Auto Lease Trust 2014-B 1.120%, 9/15/20171	10,020,715
	PFS Financing Corp.
2,000,000	0.833%, 10/15/20191,2,3	2,000,534
8,000,000	1.083%, 10/15/20191,2,3	7,999,998
3,000,000	Santander Drive Auto Receivables Trust 2012-2 3.870%, 2/15/20181	3,103,818
4,907,000	Santander Drive Auto Receivables Trust 2014-1 2.360%, 4/15/20201	4,958,224
9,565,515	SLM Private Education Loan Trust 2012-C 1.253%, 8/15/20231,2,3	9,619,110
2,457,534	SLM Student Loan Trust 2011-2 0.752%, 11/25/20271,2	2,463,415

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$6,485,000	Volkswagen Credit Auto Master Trust 0.507%, 7/22/20191,2,3	$6,492,030
	TOTAL ASSET-BACKED SECURITIES (Cost $164,695,827)	164,677,668

	CORPORATE BONDS – 27.8%
	COMMUNICATIONS – 4.8%
10,000,000	AT&T, Inc. 0.653%, 3/30/20172	10,022,620
10,000,000	NBCUniversal Enterprise, Inc. 0.768%, 4/15/20162,3	10,045,610
10,000,000	Verizon Communications, Inc. 0.632%, 6/9/20172	10,008,980
		30,077,210
	CONSUMER, CYCLICAL – 3.2%
	Daimler Finance North America LLC
3,680,000	0.920%, 8/1/20162,3	3,710,905
6,000,000	0.580%, 8/1/20172,3	5,995,926
10,000,000	Volkswagen Group of America Finance LLC 0.605%, 5/23/20172,3	10,016,390
		19,723,221
	CONSUMER, NON-CYCLICAL – 1.6%
10,000,000	Bayer U.S. Finance LLC 0.510%, 10/6/20172,3	10,013,000

	ENERGY – 4.3%
7,000,000	Canadian Natural Resources Ltd. 0.608%, 3/30/20162,4	7,006,874
10,000,000	Petrobras Global Finance B.V. 2.595%, 3/17/20172,4	10,060,000
10,000,000	TransCanada PipeLines Ltd. 0.913%, 6/30/20162,4	10,063,920
		27,130,794
	FINANCIAL – 7.7%
10,000,000	Citigroup, Inc. 0.760%, 5/1/20172	10,011,090
10,000,000	Ford Motor Credit Co. LLC 0.753%, 9/8/20172	9,984,540
10,000,000	HSBC Finance Corp. 0.664%, 6/1/20162	9,999,630
10,000,000	Huntington National Bank 0.658%, 4/24/20171,2	10,007,410

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$8,000,000	Jefferies Group LLC 3.875%, 11/9/2015	$8,239,480
		48,242,150
	GOVERNMENT – 0.6%
3,500,000	Finland Government International Bond 2.250%, 3/17/20163,4	3,587,948

	INDUSTRIAL – 3.0%
10,000,000	Kansas City Southern de Mexico S.A. de C.V. 0.933%, 10/28/20162,4	10,008,940
8,000,000	Masco Corp. 6.125%, 10/3/2016	8,600,000
		18,608,940
	TECHNOLOGY – 1.6%
10,000,000	Oracle Corp. 0.432%, 7/7/20172	10,006,600

	UTILITIES – 1.0%
6,360,000	Duke Energy Corp. 0.613%, 4/3/20172	6,385,128
	TOTAL CORPORATE BONDS (Cost $173,976,644)	173,774,991

	MEDIUM TERM NOTES – 17.7%
	CONSUMER, CYCLICAL – 1.6%
10,000,000	American Honda Finance Corp. 0.400%, 7/14/20172	9,990,600

	FINANCIAL – 14.5%
10,000,000	Bank of America Corp. 0.845%, 8/25/20172	9,998,600
10,000,000	General Electric Capital Corp. 0.514%, 5/15/20171,2	10,011,270
10,000,000	Goldman Sachs Group, Inc. 0.858%, 6/4/20172	10,025,540
10,000,000	JPMorgan Chase & Co. 0.754%, 2/15/20172	10,035,070
10,000,000	Metropolitan Life Global Funding I 0.609%, 4/10/20172,3	10,049,520
10,000,000	Morgan Stanley 1.485%, 2/25/20162	10,127,110

361 Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Principal Amount		Value

	MEDIUM TERM NOTES (Continued)
	FINANCIAL (Continued)
$10,000,000	National Rural Utilities Cooperative Finance Corp. 0.485%, 5/27/20162	$10,016,610
10,000,000	Royal Bank of Canada 0.488%, 10/13/20172,4	10,004,330
10,000,000	Wells Fargo & Co. 0.492%, 9/8/20172	9,995,750
		90,263,800
	INDUSTRIAL – 1.6%
10,000,000	John Deere Capital Corp. 0.519%, 10/11/20162	10,032,100
	TOTAL MEDIUM TERM NOTES (Cost $110,383,624)	110,286,500

	SHORT-TERM INVESTMENTS – 28.0%
174,549,144	Federated Prime Value Obligations Fund, 0.02%5	174,549,144
	TOTAL SHORT-TERM INVESTMENTS (Cost $174,549,144)	174,549,144

	TOTAL INVESTMENTS – 99.9% (Cost $623,605,239)	623,288,303
	Other Assets in Excess of Liabilities – 0.1%	895,245

	TOTAL NET ASSETS – 100.0%	$624,183,548

1	Callable.
2	Variable, floating or step rate security.
3
Security exempt from registration under Rule 144A of the Securities Act of 1933. These  securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

4	Foreign security denominated in U.S. Dollars.
5	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	7.7%
Communications	4.8%
Energy	4.3%
Consumer, Cyclical	3.2%
Industrial	3.0%
Consumer, Non-cyclical	1.6%
Technology	1.6%
Utilities	1.0%
Government	0.6%
Total Corporate Bonds	27.8%
Asset-Backed Securities	26.4%
Medium Term Notes
Financial	14.5%
Consumer, Cyclical	1.6%
Industrial	1.6%
Total Medium Term Notes	17.7%
Short-Term Investments	28.0%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Commentary for 361 Global Managed Futures Strategy Fund Shareholder Letter

Since the 361 Global Managed Futures Strategy Fund’s February 12, 2014 inception, the S&P 500 gained 12.49%. Equity markets have trended steadily upward since the Fund’s inception with times of volatility and equity losses being quickly followed by even stronger gains. The Barclays Capital Aggregate Bond Index gained 3.81% during the period. Managed futures strategies also have been positive over this timeframe with the Morningstar U.S. Open End Managed Futures Category Average fund performance gaining 5.62% while the HFRX Macro: Systematic Diversified CTA Index gained 1.75%.

For the fiscal year ending October 31, 2014, the 361 Global Managed Futures Strategy Fund, Class I shares lost 2.80% since its February 12, 2014 inception. The Fund began the year with very strong performance as it took advantage of global noise and volatility during the 1st quarter of 2014. However, as global markets began to calm during the 2nd and 3rd quarters, the Fund gave back much of its early gains. While it was calm markets causing most of the problems during the 2nd and 3rd quarters, it was actually volatility that created a headwind during October 2014.

As we frequently state, the strategy tends to thrive in higher noise and volatile markets. Time frames with lower volatility and noise produce much fewer opportunities for the strategy to take advantage of. What is fairly uncommon, but one of the most difficult markets for the strategy, are markets that are characterized as higher volatility but lower noise. These are usually markets that go down day after day with very small bounces. In Europe, the first half of October presented just such a market and as such created a drawdown within the Fund. By October 16th the Fund had lost just more than 6% as many European markets were nearing or surpassing double digit losses. But, as is usually the case with a low noise high volatility market, noise began to increase and by the end of the month the Fund had earned back more than half of its losses.

Looking forward it is very hard to predict how markets will behave. New challenges are always facing investors; whether it is geopolitical uncertainty in many parts of the globe, a potentially catastrophic epidemic or some unforeseen risk to the financial system. While not prognosticating any particular turmoil we are confident in the Fund’s ability to capitalize on what opportunities present themselves while protecting capital during more sanguine times.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment.

The 361 Global Managed Futures Strategy Fund’s principal risks include Market Risk, Equity risk, Short Sales risk, Foreign Investments risk, Currency risk, ETF/ETN risks, Derivatives risk, Government Intervention and Regulatory Changes, Leveraging risk, Asset Segregation risk, Portfolio turnover risk, Management and Strategy risk and Non-diversification risk. For a complete discussion of these risks, please consult the Fund’s prospectus. Carefully consider these risk factors and special considerations associated with investing in the 361 Global Managed Futures Strategy Fund, which may cause investors to lose money.

361 Global Managed Futures Strategy Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Citigroup 3-Month T-Bill Index.  Results include the reinvestment of all dividends and capital gains.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 months.  This index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Total Returns as of October 31, 2014	1 Month	6 Months	Since Inception* (Cumulative)
Class A	-3.96%	-6.72%	-2.90%
Class I	-4.05%	-6.72%	-2.80%
Citigroup 3-Month T-Bill index	0.00%	0.02%	0.02%

* Class A and Class I commenced operations on February 12, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Class A shares were 2.74% and 2.24%, respectively.  Gross and net expense ratios for the Class I shares were 2.49% and 1.99%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.  Prior to August 28, 2014, shares redeemed within 90 days of purchase would be charged a 2.00% redemption fee.  Effective August 28, 2014, the Fund no longer charged a 2.00% redemption fee.

361 Global Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 93.8%
$37,532,961	UMB Money Market Fiduciary, 0.01%1	$37,532,961
	TOTAL SHORT-TERM INVESTMENTS (Cost $37,532,961)	37,532,961

	TOTAL INVESTMENTS – 93.8% (Cost $37,532,961)	37,532,961
	Other Assets in Excess of Liabilities – 6.2%	2,499,037

	TOTAL NET ASSETS – 100.0%	$40,031,998

1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	October 31, 2014	(Depreciation)

(21)	DAX Index	December 2014	$(6,124,955)	$(6,124,342)	$613
(58)	FTSE 100 Index	December 2014	(5,969,379)	(6,036,138)	(66,759)
(52)	Russell 2000 Mini Index	December 2014	(5,959,660)	(6,089,200)	(129,540)
(32)	E-Mini S&P MidCap 400 Index	December 2014	(4,530,610)	(4,529,280)	1,330

TOTAL FUTURES CONTRACTS			$(22,584,604)	$(22,778,960)	$(194,356)

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type	Percent of Total Net Assets
Short-Term Investments	93.8%
Total Investments	93.8%
Other Assets in Excess of Liabilities	6.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Commentary for the 361 Global Macro Opportunity Fund Shareholder Letter

The global investing environment for the Fund's first 4 months of operation was anything but calm. After positive returns for the first half of 2014 for most of the world's equity and fixed income markets, July marked a reversal of fortunes as most of the international equity, bond, and commodity markets produced negative returns for the 4 months ended October 31, 2014. Looking at global equities, the MSCI ACWI Index lost -1.44% over this time frame as investors sold their international stocks due to rising geopolitical risks in the Ukraine and the Middle East combined with a sharp move higher in the U.S. Dollar.  The U.S. Dollar index strengthened 8% from July through October in part for its status as a safety currency, but also as the U.S. economy continued to outperform all major economies on a relative basis. And with the Fed moving closer toward ending QE and eventually raising rates in 2015, global investors were given an additional reason to be expanding their U.S. investments.

The strengthening U.S. dollar and weakening international economies also spoiled the returns in the commodity asset classes, especially Energy and Precious Metals. Crude Oil lost nearly 25% during the 4 months ended October 31, 2014 while Gold fell almost 10%. The sharp decline in Energy prices was also felt in the prices of global equities and bonds in the energy sector. The Energy Sector ETF (XLE) declined 12% for the 3 months which touched any equity indexes with exposures to Energy stocks. Energy equities make up approximately 9% of the S&P 500 ETF (SPY) & Emerging Markets ETF (EEM) and 6.5% of the Developed International Markets ETF (EFA). The broad volatility in Equities, Currencies & Commodities led to a general risk-off sentiment which was evident in the underperformance of Small versus Large Capitalization Equities, High Yield Bonds versus risk-free U.S. Treasuries, and Defensive versus Cyclical Equities. In the 4 months ending October 31, 2014, the best performing sectors were Healthcare and Technology while the worst performing were Energy and Basic Materials.

The 361 Global Macro Opportunity Fund, Class I shares returned -2.20% for its first 4 months ended October 31, 2014 underperforming the Morningstar Multialternative Category  which averaged a -0.45% return over the same time frame. With the favorable backdrop of positive asset returns for the first half of 2014, the Fund started with a large exposure to the markets as the Fund was nearly 80% net long for most of July. As the 4 months progressed, this exposure to risk assets shrunk and by Halloween the Fund was 53% in cash and only 47% invested. The most significant changes were to the elimination of Equity exposures in Developed International, Emerging Markets and Energy as well as International Government Bonds. Replacing some of this risk was an exposure to the Consumer Staples sector. The most consistent exposures over the 4 months were to U.S. Large Cap, Technology, and Healthcare stocks.

For the 4 months, the largest contributors of positive returns to the Fund were in the U.S. Large Capitalization Equity asset class. More specifically, the gains were concentrated in the areas of Healthcare, Technology, Consumer Staples, REITs, Utilities and Transportation stocks. Overwhelming the gains were losses in the Emerging Markets (more specifically in Brazil) and in our Short Term Counter-Trend trading models. Smaller losses occurred in Energy & Small Cap stocks and the Base Metal Commodity ETF.

While it would have been much better to have had a positive return for the first reporting period, the Fund performed in line with the environment. With the market firing up solid returns across the asset classes for the first half of 2014, the Fund went hunting for returns and had large net exposures to start July. When risks and volatility rose and returns retreated, the Fund reduced exposures and retreated to cash when it could not find markets to invest in. It was unfortunate that we had a large position in Emerging Markets when the U.S. Dollar began its significant upward move, but the market will often throw wicked curve balls and the Fund needs to be positioned to absorb a negative event and be ready to capture that next positive event. Our European and U.S. Index Equity counter-trend models enjoyed the July and October spikes in volatility, but didn't benefit because of the lack of noise (day-to-day chop) which typically occurs during changes in volatility. The Fund's U.S. Sector rotation models performed well and the underlying stock selection performed very well.

The Fund ended October with 53% in Cash and asset concentrations in U.S. Equities and Treasuries. International Equities and Fixed Income remain noticeably absent as do Commodities. One could say the Fund is cautiously optimistic with a strong tilt toward the U.S.  The Fund's capital is quick to retreat to safety and patient when looking for ideal opportunities. Thank you for your investment in the 361 Global Macro Opportunity Fund.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment.

The 361 Global Macro Opportunity Fund’s principal risks include Market Risk, Equity risk, Short Sales risk, Foreign Investments risk, Currency risk, ETF/ETN risks, Derivatives risk, Government Intervention and Regulatory Changes, Leveraging risk, Asset Segregation risk, Portfolio turnover risk, Management and Strategy risk and Non-diversification risk. For a complete discussion of these risks, please consult the Fund’s prospectus. Carefully consider these risk factors and special considerations associated with investing in the 361 Global Macro Opportunity Fund, which may cause investors to lose money.

361 Global Macro Opportunity Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI).  Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI Index captures large to mid cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.  This index does not reflect expenses, fees, or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Total Returns as of October 31, 2014	1 Month	3 Months	Since Inception* (Cumulative)
Class A	0.83%	-0.61%	-2.30%
Class I	0.82%	-0.51%	-2.20%
MSCI ACWI Index	0.70%	-0.41%	-1.62%

*Class A and Class I commenced operations on June 30, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Class A shares were 2.89% and 2.55%, respectively.  Gross and net expense ratios for the Class I shares were 2.64% and 2.30%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until February 28, 2016.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.  Prior to August 28, 2014, shares redeemed within 90 days of purchase would be charged a 2.00% redemption fee.  Effective August 28, 2014, the Fund no longer charged a 2.00% redemption fee.

361 Global Macro Opportunity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 33.4%
	BASIC MATERIALS – 0.3%
356	EI du Pont de Nemours & Co.	$24,617

	COMMUNICATIONS – 1.4%
554	Alibaba Group Holding Ltd. - ADR*1	54,624
505	Palo Alto Networks, Inc.*	53,379
89	Vipshop Holdings Ltd. - ADR*1	20,407
		128,410
	CONSUMER, CYCLICAL – 5.0%
100	Chipotle Mexican Grill, Inc. - Class A*	63,800
1,578	Delta Air Lines, Inc.	63,483
205	Domino's Pizza, Inc.	18,202
1,009	Macy's, Inc.	58,340
703	Ryanair Holdings PLC - ADR*1	39,045
1,216	Southwest Airlines Co.	41,928
1,182	Tata Motors Ltd. - ADR1	55,672
788	TJX Cos., Inc.	49,896
934	United Continental Holdings, Inc.*	49,324
		439,690
	CONSUMER, NON-CYCLICAL – 9.8%
226	Alexion Pharmaceuticals, Inc.*	43,247
640	AmerisourceBergen Corp.	54,662
784	Avis Budget Group, Inc.*	43,708
537	Becton, Dickinson and Co.	69,112
1,040	Bristol-Myers Squibb Co.	60,518
332	C.R. Bard, Inc.	54,438
216	Clorox Co.	21,492
1,594	Coca-Cola Co.	66,757
352	Humana, Inc.	48,875
238	Illumina, Inc.*	45,834
597	Johnson & Johnson	64,345
136	Keurig Green Mountain, Inc.	20,638
496	Laboratory Corp. of America Holdings*	54,208
610	Procter & Gamble Co.	53,235
736	Quest Diagnostics, Inc.	46,706
337	Shire PLC - ADR1	67,333
1,624	Total System Services, Inc.	54,875
		869,983
	FINANCIAL – 7.5%
406	Alexandria Real Estate Equities, Inc.	33,698
534	Ameriprise Financial, Inc.	67,375
985	Apartment Investment & Management Co. - Class A - REIT	35,253
286	AvalonBay Communities, Inc. - REIT	44,570
260	Boston Properties, Inc. - REIT	32,955

361 Global Macro Opportunity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
549	Chubb Corp.	$54,549
504	Equity Residential - REIT	35,058
178	Essex Property Trust, Inc. - REIT	35,913
363	Goldman Sachs Group, Inc.	68,966
768	HCP, Inc. - REIT	33,769
519	Health Care REIT, Inc. - REIT	36,906
1,287	Prologis, Inc. - REIT	53,604
543	Travelers Cos., Inc.	54,734
418	Vornado Realty Trust - REIT	45,763
1,058	Weyerhaeuser Co. - REIT	35,824
		668,937
	INDUSTRIAL – 1.3%
240	American Railcar Industries, Inc.	15,794
1,269	Boise Cascade Co.*	45,760
516	United Parcel Service, Inc. - Class B	54,134
		115,688
	TECHNOLOGY – 3.7%
534	Apple, Inc.	57,672
3,079	Applied Materials, Inc.	68,015
544	NetSuite, Inc.*	59,111
858	Salesforce.com, Inc.*	54,903
669	SanDisk Corp.	62,980
814	Veeva Systems, Inc. - Class A*	24,241
		326,922
	UTILITIES – 4.4%
757	AGL Resources, Inc.	40,810
987	Ameren Corp.	41,790
583	American Electric Power Co., Inc.	34,012
500	Consolidated Edison, Inc.	31,680
436	Duke Energy Corp.	35,817
536	Entergy Corp.	45,035
770	Northeast Utilities	37,999
406	NRG Yield, Inc. - Class A	20,288
903	Public Service Enterprise Group, Inc.	37,303
860	Southern Co.	39,870
723	UGI Corp.	27,250
		391,854
	TOTAL COMMON STOCKS (Cost $2,832,605)	2,966,101

	EXCHANGE-TRADED FUNDS – 14.1%
2,572	Consumer Staples Select Sector SPDR Fund	120,138
686	Health Care Select Sector SPDR Fund	46,147

361 Global Macro Opportunity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	EXCHANGE-TRADED FUNDS (Continued)
989	iShares Core U.S. Aggregate Bond ETF	$108,869
936	iShares iBoxx $High Yield Corporate Bond Fund	86,608
366	iShares Transportation Average ETF	57,352
1,614	iShares U.S. Preferred Stock ETF	64,157
1,371	Materials Select Sector SPDR Fund	66,357
2,151	SPDR Barclays High Yield Bond ETF	86,814
1,960	SPDR S&P 500 ETF Trust2	395,254
5,455	Technology Select Sector SPDR Fund	221,146
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,201,198)	1,252,842

	SHORT-TERM INVESTMENTS – 51.6%
4,580,841	Fidelity Institutional Money Market Fund, 0.04%3	4,580,841
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,580,841)	4,580,841

	TOTAL INVESTMENTS – 99.1% (Cost $8,614,644)	8,799,784
	Other Assets in Excess of Liabilities – 0.9%	79,651

	TOTAL NET ASSETS – 100.0%	$8,879,435

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	All or a portion of this security is segregated as collateral for securities sold short.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Global Macro Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	October 31, 2014	(Depreciation)

(6)	CBOE Volatility Index	November 2014	$(95,082)	$(94,800)	$282
(5)	NASDAQ 100 E-Mini Index	December 2014	(403,736)	(415,050)	(11,314)

TOTAL FUTURES CONTRACTS			$(498,818)	$(509,850)	$(11,032)

See accompanying Notes to Financial Statements.

361 Global Macro Opportunity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	9.8%
Financial	7.5%
Consumer, Cyclical	5.0%
Utilities	4.4%
Technology	3.7%
Communications	1.4%
Industrial	1.3%
Basic Materials	0.3%
Total Common Stocks	33.4%
Exchange-Traded Funds	14.1%
Short-Term Investments	51.6%
Total Investments	99.1%
Other Assets in Excess of Liabilities	0.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Commentary for 361 Market Neutral Fund* Shareholder Letter

For the 12 months ending October 31, 2014 the S&P 500 gained 17.26% while the Russell 2000 gained 8.07%. Once again, equity markets trended steadily upward for most of the year. Times of volatility and equity losses were quickly followed by even stronger gains. The Barclays Capital Aggregate Bond Index gained 4.14% during the period. Market Neutral strategies also had a positive year with the Morningstar U.S. Open End Market Neutral Category gaining 0.75% while the HFRX EH: Equity Market Neutral Index gained 4.52%.

The 361 Market Neutral Fund, Class I shares gained 1.91% for the fiscal year ending October 31, 2014 placing it in the 35th percentile of the Morningstar U.S. Open End Market Neutral Category Average. Since the Fund’s December 20, 2011 inception, it had an annualized return of 4.88%, which was in the top 11% of peer funds.

The Fund attempts to earn return from three distinct sources: stock selection, limited market exposure and tactical beta adjustment. The stock selection model employs a medium term mean-reversion strategy that generates approximately 200-300 domestic long stock holdings that are hedged using broad market ETFs. The Fund does maintain a base market exposure of between 30% and 40%, representing a belief that markets do tend to go up over time, but any exposure should be limited with the goal of controlling overall portfolio volatility. Finally, the Fund employs short term tactical models to adjust the market exposure by up to 30% in either direction. These models tend to have a low to negative correlation to the market and thereby lower overall portfolio market exposure.

The Fund’s tactical trading models added roughly 1.7% to the fund return over the last 12 months, while the mean reversion model had a negative impact on return, detracting an estimated 2%. Market exposure was responsible for roughly 4% of the Fund’s return. The remaining 2% of the Fund’s return differential was due to fees and expenses.

Looking forward it is very hard to predict how markets will behave. New challenges are always facing investors, whether it be geopolitical uncertainty in many parts of the globe, a potentially catastrophic epidemic or some unforeseen risk to the financial system. While not prognosticating any particular turmoil we are confident in the Fund’s ability to capitalize on opportunities as they are presented while managing overall portfolio volatility when times are more volatile.

*Effective August 28, 2014, the Fund has changed its name from the 361 Long/Short Equity Fund to the 361 Market Neutral Fund. Please see the prospectus for more information.

Alternative investments are speculative and involve substantial risks. It is possible that investors may lose some or all of their investment.

The 361 Market Neutral Fund’s principal risks include Market Risk, Equity risk, Short Sales risk, Foreign Investments risk, Currency risk, ETF/ETN risks, Derivatives risk, Government Intervention and Regulatory Changes, Leveraging risk, Asset Segregation risk, Portfolio turnover risk, Management and Strategy risk and Non-diversification risk. For a complete discussion of these risks, please consult the Fund’s prospectus. Carefully consider these risk factors and special considerations associated with investing in the 361 Market Neutral Fund, which may cause investors to lose money.

Morningstar ranked the 361 Market Neutral Fund Class I and Investor Class Shares #11 and #19, respectively, based on Total Return since the Fund’s inception through 10/31/2014 among 129 funds in the Market Neutral Category. For the one year period ending 10/31/2014, Class I and Investor Class Shares ranked #64 and #72, respectively, among 175 funds. The Morningstar Ranking compares a Fund's total return scores with all the Funds in the same Category, not including the effect of sales charges. Morningstar defines the U.S. Market Neutral Category as funds that attempt to reduce systematic risk created by factors such as exposure to sectors, market-cap ranges, investment styles, currencies, and/or countries. They try to achieve this by matching short positions within each area against long positions. Rankings are subject to change. Past performance does not guarantee future results.

361 Market Neutral Fund
FUND PERFORMANCE at October 31, 2014 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRX Equity Hedge Index and the S&P 500® Index.  Results include the reinvestment of all dividends and capital gains.

The HFRX Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities.  A wide variety of investment processes can be employed to arrive at an investment decision, including both strategies quantitative and fundamental techniques; can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of typical portfolios.  Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.  The S&P 500® Index is a market weighted index composed of 500 large capitalization companies.

These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and are not available for investment.

Average Annual Total Returns as of October 31, 2014	1 Year	2 Year	Since Inception (12/20/11)
Class A	1.70%	6.21%	4.59%
Class I	1.91%	6.48%	4.88%
HFRX Equity Hedge Index	3.33%	6.48%	5.99%
S&P 500® index	17.27%	21.12%	21.03%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 736-1227.

Gross and net expense ratios for the Class A shares were 15.25% and 3.52%, respectively.  Gross and net expense ratios for the Class I shares were 15.00% and 3.27%, respectively, which were stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive fees and/or absorb expenses.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until February 28, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.  Prior to August 28, 2014, shares redeemed within 90 days of purchase would be charged a 2.00% redemption fee.  Effective August 28, 2014, the Fund no longer charged a 2.00% redemption fee.

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS – 92.6%
	BASIC MATERIALS – 7.1%
68	Airgas, Inc.	$7,585
262	Albemarle Corp.1	15,296
333	Cabot Corp.1	15,461
29	CF Industries Holdings, Inc.	7,540
119	Clearwater Paper Corp.*1	7,658
178	Compass Minerals International, Inc.1	15,251
69	Ecolab, Inc.	7,675
270	Freeport-McMoRan, Inc.1	7,695
406	Globe Specialty Metals, Inc.	7,637
134	Innophos Holdings, Inc.	7,638
77	International Flavors & Fragrances, Inc.1	7,635
572	Intrepid Potash, Inc.*	7,693
110	Kaiser Aluminum Corp.1	7,650
84	LyondellBasell Industries N.V. - Class A2	7,697
67	Monsanto Co.1	7,708
173	Mosaic Co.1	7,666
38	PPG Industries, Inc.	7,740
61	Praxair, Inc.1	7,685
33	Sherwin-Williams Co.	7,575
586	Stillwater Mining Co.*1	7,694
		176,179
	COMMUNICATIONS – 4.9%
25	Amazon.com, Inc.*	7,637
90	Anixter International, Inc.	7,665
220	AT&T, Inc.	7,665
314	Cisco Systems, Inc.	7,684
146	eBay, Inc.*	7,665
90	Expedia, Inc.	7,647
102	Facebook, Inc. - Class A*	7,649
13	Google, Inc. - Class C*1	7,268
603	Liquidity Services, Inc.*1	7,706
416	NIC, Inc.	7,667
6	Priceline Group, Inc.*1	7,237
222	Scholastic Corp.1	7,728
99	Scripps Networks Interactive, Inc. - Class A	7,647
86	TripAdvisor, Inc.*1	7,625
105	Viacom, Inc. - Class B1	7,631
739	Windstream Holdings, Inc.1	7,745
		121,866
	CONSUMER, CYCLICAL – 20.0%
453	Abercrombie & Fitch Co. - Class A1	15,166
1,191	American Eagle Outfitters, Inc.	15,328
400	ANN, Inc.*	15,356

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
1,229	Ascena Retail Group, Inc.*1	$15,301
335	Big Lots, Inc.	15,293
157	Bob Evans Farms, Inc.	7,670
134	BorgWarner, Inc.1	7,641
285	Brown Shoe Co., Inc.	7,578
155	Buckle, Inc.1	7,646
215	Cato Corp. - Class A	7,669
1,015	Chico's FAS, Inc.	15,306
156	Children's Place Retail Stores, Inc.1	7,683
11	Chipotle Mexican Grill, Inc. - Class A*	7,018
122	Dollar General Corp.*1	7,646
98	Family Dollar Stores, Inc.	7,672
174	Fastenal Co.1	7,663
75	Fossil Group, Inc.*1	7,625
640	Francesca's Holdings Corp.*	7,622
202	Gap, Inc.1	7,654
100	Genesco, Inc.*	7,669
145	Hanesbrands, Inc.	15,314
133	Hasbro, Inc.	7,652
168	Hibbett Sports, Inc.*	7,626
479	Interface, Inc.1	7,678
367	Interval Leisure Group, Inc.1	7,722
108	Jack in the Box, Inc.	7,672
141	Kohl's Corp.	7,645
536	LKQ Corp.*	15,314
143	Lumber Liquidators Holdings, Inc.*	7,689
132	Macy's, Inc.	7,632
244	Mattel, Inc.1	7,581
218	Movado Group, Inc.1	7,695
189	MSC Industrial Direct Co. - Class A	15,303
228	Newell Rubbermaid, Inc.	7,599
125	Oxford Industries, Inc.	7,656
94	Panera Bread Co. - Class A*	15,194
585	PetMed Express, Inc.	7,728
129	Pool Corp.	7,701
304	Sonic Corp.*	7,664
453	Stage Stores, Inc.	7,642
99	Starwood Hotels & Resorts Worldwide, Inc.	7,589
246	Steven Madden Ltd.*1	7,712
265	Texas Roadhouse, Inc. - Class A	7,651
125	Toro Co.	7,716
240	Tupperware Brands Corp.1	15,300
252	Urban Outfitters, Inc.*1	7,651
113	VF Corp.	7,648

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
100	Wal-Mart Stores, Inc.	$7,627
119	Walgreen Co.	7,642
236	Williams-Sonoma, Inc.	15,347
283	Wolverine World Wide, Inc.	7,681
99	Wyndham Worldwide Corp.	7,689
106	Yum! Brands, Inc.	7,614
		496,780
	CONSUMER, NON-CYCLICAL – 15.4%
162	Air Methods Corp.*	7,651
159	Altria Group, Inc.	7,686
105	Analogic Corp.	7,659
261	B&G Foods, Inc. - Class A	7,689
109	Baxter International, Inc.1	7,645
23	Biogen Idec, Inc.*	7,385
30	Boston Beer Co., Inc. - Class A*	7,470
87	Cal-Maine Foods, Inc.	7,638
184	Coca-Cola Co.	7,706
115	Colgate-Palmolive Co.	7,691
192	Covance, Inc.*1	15,341
145	Cyberonics, Inc.*	7,613
101	Equifax, Inc.1	7,650
102	Estee Lauder Cos., Inc. - Class A	7,668
810	Flowers Foods, Inc.1	15,390
147	General Mills, Inc.1	7,638
322	Green Dot Corp. - Class A*	7,696
495	Healthways, Inc.*	7,673
124	Helen of Troy Ltd.*2	7,669
80	Hershey Co.	7,673
108	ICU Medical, Inc.*	7,657
198	Ingredion, Inc.1	15,296
15	Intuitive Surgical, Inc.*	7,437
183	IPC The Hospitalist Co., Inc.*	7,624
274	Korn/Ferry International*1	7,653
218	LifePoint Hospitals, Inc.*	15,260
403	Luminex Corp.*	7,657
166	Matthews International Corp. - Class A1	7,649
108	McCormick & Co., Inc.1	7,638
414	Meridian Bioscience, Inc.1	7,676
158	Molina Healthcare, Inc.*1	7,685
455	Nutrisystem, Inc.1	7,662
79	PepsiCo, Inc.	7,597
269	PharMerica Corp.*	7,718
86	Philip Morris International, Inc.	7,655

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
241	Sagent Pharmaceuticals, Inc.*	$7,625
92	Sanderson Farms, Inc.	7,726
169	Techne Corp.	15,387
90	TreeHouse Foods, Inc.*	7,665
309	TrueBlue, Inc.*1	7,638
190	Tyson Foods, Inc. - Class A	7,667
70	United Rentals, Inc.*	7,704
73	Universal Health Services, Inc. - Class B	7,571
448	Western Union Co.1	7,598
194	Whole Foods Market, Inc.1	7,630
		382,306
	ENERGY – 14.9%
84	Anadarko Petroleum Corp.	7,709
99	Apache Corp.	7,643
379	Atwood Oceanics, Inc.*	15,406
145	Baker Hughes, Inc.	7,679
605	Basic Energy Services, Inc.*	7,804
514	Bill Barrett Corp.*	7,813
407	C&J Energy Services, Inc.*	7,859
249	Cabot Oil & Gas Corp.	7,744
346	Chesapeake Energy Corp.1	7,674
68	Cimarex Energy Co.1	7,730
652	Comstock Resources, Inc.1	7,720
629	Denbury Resources, Inc.1	7,800
129	Devon Energy Corp.	7,740
205	Diamond Offshore Drilling, Inc.1	7,730
81	EOG Resources, Inc.	7,699
196	Exterran Holdings, Inc.1	7,709
349	Flotek Industries, Inc.*	7,734
251	Geospace Technologies Corp.*1	7,728
258	Gulfmark Offshore, Inc. - Class A1	7,781
309	Gulfport Energy Corp.*	15,506
140	Halliburton Co.	7,720
89	Helmerich & Payne, Inc.1	7,727
339	HollyFrontier Corp.1	15,384
218	Marathon Oil Corp.1	7,717
133	Noble Energy, Inc.	7,665
694	Northern Oil and Gas, Inc.*1	7,842
86	Occidental Petroleum Corp.	7,648
258	Oil States International, Inc.*	15,413
669	Patterson-UTI Energy, Inc.	15,407
176	PDC Energy, Inc.*1	7,695
309	QEP Resources, Inc.	7,747

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	ENERGY (Continued)
113	Range Resources Corp.1	$7,729
408	Rosetta Resources, Inc.*	15,516
78	Schlumberger Ltd.2	7,695
276	SM Energy Co.1	15,539
237	Southwestern Energy Co.*1	7,705
320	Stone Energy Corp.*	7,840
318	Unit Corp.*1	15,398
811	WPX Energy, Inc.*	15,506
		371,101
	FINANCIAL – 2.2%
137	EPR Properties - REIT	7,685
438	Forestar Group, Inc.*	7,643
150	HCI Group, Inc.1	7,626
726	Inland Real Estate Corp. - REIT	7,703
182	LTC Properties, Inc. - REIT1	7,633
118	MarketAxess Holdings, Inc.	7,629
352	Urstadt Biddle Properties, Inc. - REIT	7,614
		53,533
	INDUSTRIAL – 14.8%
242	Actuant Corp. - Class A	7,669
131	Alliant Techsystems, Inc.	15,322
158	Applied Industrial Technologies, Inc.1	7,712
119	Ball Corp.	7,667
110	C.H. Robinson Worldwide, Inc.	7,613
309	Clean Harbors, Inc.*1	15,336
391	Cognex Corp.*1	15,468
352	Con-way, Inc.	15,266
115	DXP Enterprises, Inc.*	7,623
246	Dycom Industries, Inc.*	7,722
174	EMCOR Group, Inc.	7,679
119	Emerson Electric Co.1	7,623
180	Expeditors International of Washington, Inc.1	7,679
182	FEI Co.1	15,339
113	Flowserve Corp.1	7,683
160	Forward Air Corp.1	7,659
139	Garmin Ltd.2	7,712
230	Hillenbrand, Inc.1	7,657
212	Hub Group, Inc. - Class A*	7,693
205	IDEX Corp.1	15,357
62	Kansas City Southern	7,613
398	Kennametal, Inc.	15,367
261	Knight Transportation, Inc.	7,637
515	Myers Industries, Inc.1	7,694

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
69	Norfolk Southern Corp.	$7,634
293	Orbital Sciences Corp.*	7,706
156	Saia, Inc.*	7,647
312	Silgan Holdings, Inc.	15,338
61	Stericycle, Inc.*	7,686
183	Sturm Ruger & Co., Inc.	7,627
288	Tetra Tech, Inc.	7,721
359	Timken Co.1	15,433
565	Trimble Navigation Ltd.*1	15,176
432	Trinity Industries, Inc.	15,427
1,123	Vishay Intertechnology, Inc.	15,172
126	Watts Water Technologies, Inc. - Class A	7,639
		367,996
	TECHNOLOGY – 11.5%
224	Altera Corp.	7,699
155	Analog Devices, Inc.	7,691
195	ANSYS, Inc.*1	15,319
397	Cirrus Logic, Inc.*1	7,662
118	Citrix Systems, Inc.*	7,579
347	CommVault Systems, Inc.*	15,386
290	CSG Systems International, Inc.	7,688
267	EMC Corp.1	7,671
479	Epiq Systems, Inc.	7,683
1,012	Fairchild Semiconductor International, Inc.*1	15,534
214	Hewlett-Packard Co.1	7,678
226	Intel Corp.	7,686
46	International Business Machines Corp.	7,562
1,168	Intersil Corp. - Class A1	15,523
534	Kulicke & Soffa Industries, Inc.*	7,700
180	Linear Technology Corp.	7,711
272	Mantech International Corp. - Class A1	7,660
357	MedAssets, Inc.*	7,733
169	Medidata Solutions, Inc.*	7,624
727	Mentor Graphics Corp.1	15,405
634	Micrel, Inc.	7,697
178	Microchip Technology, Inc.	7,674
163	Microsoft Corp.	7,653
116	MTS Systems Corp.	7,657
209	Netscout Systems, Inc.*	7,704
197	Oracle Corp.1	7,693
298	Progress Software Corp.*	7,718
739	Rovi Corp.*1	15,430
295	Solera Holdings, Inc.	15,325

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2014

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
181	Teradata Corp.*1	$7,660
		284,405
	UTILITIES – 1.8%
201	El Paso Electric Co.	7,606
544	MDU Resources Group, Inc.1	15,330
221	National Fuel Gas Co.	15,299
131	South Jersey Industries, Inc.	7,682
		45,917
	TOTAL COMMON STOCKS (Cost $2,356,415)	2,300,083

	SHORT-TERM INVESTMENTS – 6.1%
150,511	Fidelity Institutional Money Market Fund, 0.04%3	150,511
	TOTAL SHORT-TERM INVESTMENTS (Cost $150,511)	150,511

	TOTAL INVESTMENTS – 98.7% (Cost $2,506,926)	2,450,594
	Other Assets in Excess of Liabilities – 1.3%	32,788

	TOTAL NET ASSETS – 100.0%	$2,483,382

	SECURITIES SOLD SHORT – (61.9)%
	EXCHANGE-TRADED FUNDS – (61.9)%
(4,393)	iShares Russell 2000 ETF	(512,048)
(2,540)	SPDR S&P 500 ETF Trust	(512,216)
(1,982)	SPDR S&P MidCap 400 ETF Trust	(511,594)

	TOTAL SECURITIES SOLD SHORT (Proceeds $1,386,623)	$(1,535,858)

ETF – Exchange-Traded Fund
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	All or a portion of this security is segregated as collateral for securities sold short.
2	Foreign security denominated in U.S. Dollars.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

361 Market Neutral Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2014

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	October 31, 2014	(Depreciation)

(3)	NASDAQ 100 E-Mini Index	December 2014	$(242,242)	$(249,030)	$(6,788)
(2)	Russell 2000 Mini Index	December 2014	(223,036)	(234,201)	(11,165)

TOTAL FUTURES CONTRACTS			$(465,278)	$(483,231)	$(17,953)

See accompanying Notes to Financial Statements.

361 Market Neutral Fund
SUMMARY OF INVESTMENTS
As of October 31, 2014

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	20.0%
Consumer, Non-cyclical	15.4%
Energy	14.9%
Industrial	14.8%
Technology	11.5%
Basic Materials	7.1%
Communications	4.9%
Financial	2.2%
Utilities	1.8%
Total Common Stocks	92.6%
Short-Term Investments	6.1%
Total Investments	98.7%
Other Assets in Excess of Liabilities	1.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2014

		361 Managed	361 Global Managed	361 Global Macro
	361 Market Neutral Fund	Futures Strategy Fund	Futures Strategy Fund	Opportunity Fund
Assets:
Investments, at cost	$2,506,926	$623,605,239	$37,532,961	$8,614,644
Foreign currency, at cost	-	-	1,100,337	-
Investments, at value	$2,450,594	$623,288,303	$37,532,961	$8,799,784
Foreign currency, at value	-	-	1,093,658	-
Cash	1,171	34,174	-	440
Cash deposited with brokers for securities sold short and
futures contracts	1,622,845	-	1,772,391	113,167
Receivables:
Investment securities sold	1,602,931	-	-	341,591
Fund shares sold	-	2,762,753	-	-
Dividends and interest	1,104	792,702	337	1,669
Unrealized apprecation on open futures contracts	-	-	1,943	282
Due from Advisor	21,802	-	-	14,408
Due from Custodian	101	-	-	-
Prepaid expenses	16,667	43,024	16,455	24,825
Prepaid offering costs	-	-	5,445	10,056
Other assets	14	-	2,265	85
Total assets	5,717,229	626,920,956	40,425,455	9,306,307

Liabilities:
Securities sold short, proceeds	$1,386,623	$-	$-	$-
Foreign currency due to custodian, proceeds	-	-	-	6,398
Securities sold short, at value	$1,535,858	$-	$-	$-
Foreign currency due to custodian, at value	-	-	-	6,031
Payables:
Investment securities purchased	1,550,811	-	-	370,575
Fund shares redeemed	86,129	1,601,651	114,411	-
Unrealized depreciation on open futures contracts	17,953	-	196,299	11,314
Advisory fees	-	795,570	38,271	-
Sub-advisory fees	-	20,816	-	-
Shareholder servicing fees (Note 8)	1,381	56,565	4,640	1,056
Distribution fees (Note 7)	29	33,359	2,000	62
Auditing fees	16,169	16,769	17,064	16,038
Fund accounting fees	7,177	20,262	3,971	4,679
Transfer agent fees and expenses	5,921	45,760	4,830	4,977
Fund administration fees	4,472	51,701	2,964	3,506
Custody fees	3,778	9,626	1,207	5,132
Chief Compliance Officer fees	326	2,018	142	600
Trustees' fees and expenses	174	1,704	141	273
Accrued other expenses	3,669	81,607	7,517	2,629
Total liabilities	3,233,847	2,737,408	393,457	426,872

Net Assets	$2,483,382	$624,183,548	$40,031,998	$8,879,435

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$2,656,842	$609,141,020	$42,893,970	$8,943,020
Accumulated net investment loss	(6,737)	-	(458,868)	(13,883)
Accumulated net realized gain (loss) on investments,
purchased options contracts, futures contracts, securities sold short and
sold short and foreign currency transactions	56,797	15,359,464	(2,202,069)	(224,177)
Net unrealized appreciation (depreciation) on:
Investments	(56,332)	(316,936)	-	185,140
Futures contracts	(17,953)	-	(194,356)	(11,032)
Securities sold short	(149,235)	-	-	-
Foreign currency translations	-	-	(6,679)	367
Net Assets	$2,483,382	$624,183,548	$40,031,998	$8,879,435

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$120,189	$158,569,436	$9,176,575	$294,426
Shares of beneficial interest issued and outstanding	13,630	13,988,979	945,508	30,145
Redemption price per share*	8.82	11.34	9.71	9.77
Maximum sales charge (5.75% of offering price)**	0.54	0.69	0.59	0.60
Maximum offering price to public	$9.36	$12.03	$10.30	$10.37

Class I Shares:
Net assets applicable to shares outstanding	$2,363,193	$465,614,112	$30,855,423	$8,585,009
Shares of beneficial interest issued and outstanding	265,551	40,806,604	3,172,815	878,231
Redemption price per share	$8.90	$11.41	$9.72	$9.78

*
No sales charge applies on investments of $1 million or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Periods Ended October 31, 2014

		361 Managed	361 Global Managed	361 Global Macro
	361 Market Neutral Fund	Futures Strategy Fund	Futures Strategy Fund1	Opportunity Fund2
Investment Income:
Dividends (net of foreign withholding taxes of $17, $0, $0 and $48, respectively)	$41,289	$844,054	$-	$13,613
Interest	172	443,095	2,265	263
Total investment income	41,461	1,287,149	2,265	13,876

Expenses:
Fund accounting fees	58,452	122,889	23,477	8,615
Fund administration fees	44,247	416,235	22,366	9,598
Custody fees	43,007	59,000	6,149	10,659
Advisory fees	39,281	8,811,790	351,705	21,033
Transfer agent fees and expenses	35,097	239,085	26,651	10,858
Registration fees	31,000	116,355	28,092	11,927
Dividends on securities sold short	23,253	-	-	822
Auditing fees	16,002	16,602	17,064	16,038
Legal fees	15,001	33,805	17,553	4,210
Interest expense	13,522	10,420	664	347
Shareholder reporting fees	5,751	143,056	8,201	1,467
Chief Compliance Officer fees	5,000	7,700	3,933	1,910
Miscellaneous	4,113	29,420	6,665	1,869
Trustees' fees and expenses	4,001	8,026	3,487	1,660
Shareholder servicing fees (Note 8)	3,717	496,265	21,778	1,086
Insurance fees	1,201	2,073	70	33
Distribution fees (Note 7)	840	461,445	13,327	183
Sub-advisory fees	-	38,087	-	-
Offering costs	-	-	14,639	8,334

Total expenses	343,485	11,012,253	565,821	110,649
Advisory/sub-advisory fees waived	(39,281)	(17,271)	(85,151)	(21,033)
Other expenses absorbed	(206,885)	-	-	(56,378)
Net expenses	97,319	10,994,982	480,670	33,238
Net investment loss	(55,858)	(9,707,833)	(478,405)	(19,362)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Futures Contracts,
Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	234,995	(307,692)	-	(208,689)
Purchased options contracts	-	-	-	9,404
Futures contracts	74,302	25,303,555	(2,202,069)	(25,338)
Securities sold short	(158,453)	-	-	446
Foreign currency transactions	-	-	(7,725)	163
Net realized gain (loss)	150,844	24,995,863	(2,209,794)	(224,014)
Capital gain distribution from portfolio funds	-	68,196	-	-
Net change in unrealized appreciation/depreciation on:
Investments	(21,517)	(67,294)	-	185,140
Futures contracts	(17,604)	-	(194,356)	(11,032)
Securities sold short	(13,070)	-	-	-
Foreign currency translations	-	-	(6,679)	367
Net change in unrealized appreciation/depreciation	(52,191)	(67,294)	(201,035)	174,475
Net realized and unrealized gain (loss) on investments, purchased options contracts,
futures contracts, securities sold short and foreign currency	98,653	24,996,765	(2,410,829)	(49,539)

Net Increase (Decrease) in Net Assets from Operations	$42,795	$15,288,932	$(2,889,234)	$(68,901)

1	The Global Managed Futures Strategy Fund commenced operations on February 12, 2014.
2	The Global Macro Opportunity Fund commenced operations on June 30, 2014.

See accompanying Notes to Financial Statements.

361 Market Neutral Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(55,858)	$(37,657)
Net realized gain on investments, futures contracts and securities
sold short	150,844	341,714
Net change in unrealized appreciation/depreciation on investments,
futures contracts and securities sold short	(52,191)	(141,421)
Net increase from payments by affiliates (Note 3)	-	986
Net increase in net assets resulting from operations	42,795	163,622

Distributions to Shareholders:
From net realized gain:
Class A	(67,424)	(2,383)
Class I	(287,211)	(155,679)
Total distributions to shareholders	(354,635)	(158,062)

Capital Transactions:
Net proceeds from shares sold:
Class A	166,028	705,390
Class I	1,432,727	1,863,210
Reinvestment of distributions:
Class A	61,586	2,383
Class I	287,211	155,679
Cost of shares redeemed:
Class A1	(768,749)	(14,214)
Class I	(1,836,848)	(107,067)
Net increase (decrease) in net assets from capital transactions	(658,045)	2,605,381

Total increase (decrease) in net assets	(969,885)	2,610,941

Net Assets:
Beginning of period	3,453,267	842,326
End of period	$2,483,382	$3,453,267

Accumulated net investment loss	$(6,737)	$-

Capital Share Transactions:
Shares sold:
Class A	17,866	75,896
Class I	154,726	200,377
Shares reinvested:
Class A	7,087	272
Class I	32,825	17,711
Shares redeemed:
Class A	(87,971)	(1,488)
Class I	(209,886)	(11,518)
Net increase (decrease) in capital share transactions	(85,353)	281,250

1	Net of redemption fee proceeds of $28 and $185, respectively.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2014	October 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(9,707,833)	$(3,932,653)
Net realized gain on investments and futures contracts	24,995,863	20,079,102
Capital gain distributions from portfolio funds	68,196	-
Net change in unrealized appreciation/depreciation on investments
and futures contracts	(67,294)	710,115
Net increase in net assets resulting from operations	15,288,932	16,856,564

Distributions to Shareholders:
From net realized gain:
Class A	(6,370,168)	(40,608)
Class I	(10,890,284)	(77,264)
Total distributions to shareholders	(17,260,452)	(117,872)

Capital Transactions:
Net proceeds from shares sold:
Class A	124,000,317	158,828,586
Class I	322,673,670	254,665,764
Reinvestment of distributions:
Class A	5,672,574	36,323
Class I	8,750,755	58,826
Cost of shares redeemed:
Class A1	(143,085,806)	(23,551,351)
Class I2	(157,651,587)	(35,738,029)
Net increase in net assets from capital transactions	160,359,923	354,300,119

Total increase in net assets	158,388,403	371,038,811

Net Assets:
Beginning of period	465,795,145	94,756,334
End of period	$624,183,548	$465,795,145

Accumulated net investment income (loss)	$-	$-

Capital Share Transactions:
Shares sold:
Class A	11,106,036	14,181,157
Class I	28,785,748	22,551,403
Shares reinvested:
Class A	513,820	3,317
Class I	788,357	5,363
Shares redeemed:
Class A	(12,860,260)	(2,100,531)
Class I	(14,054,815)	(3,201,326)
Net increase in capital share transactions	14,278,886	31,439,383

1	Net of redemption fees of $99,473 and $59,244, respectively.
2	Net of redemption fees of $64,982 and $55,005, respectively.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
February 12,
2014* through
October 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(478,405)
Net realized loss on futures contracts and foreign currency	(2,209,794)
Net change in unrealized appreciation/depreciation on futures contracts
and foreign currency	(201,035)
Net decrease in net assets resulting from operations	(2,889,234)

Capital Transactions:
Net proceeds from shares sold:
Class A	11,869,827
Class I	41,303,222
Cost of shares redeemed:
Class A1	(2,079,373)
Class I2	(8,172,444)
Net increase in net assets from capital transactions	42,921,232

Total increase in net assets	40,031,998

Net Assets:
Beginning of period	-
End of period	$40,031,998

Accumulated net investment loss	$(458,868)

Capital Share Transactions:
Shares sold:
Class A	1,153,962
Class I	4,001,833
Shares redeemed:
Class A	(208,454)
Class I	(829,018)
Net increase in capital share transactions	4,118,323

*	Commencement of operations.
1	Net of redemption fee proceeds of $696.
2	Net of redemption fee proceeds of $4,135.

See accompanying Notes to Financial Statements.

361 Global Macro Opportunity Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
June 30,
2014* through
October 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(19,362)
Net realized loss on investments, purchased options contracts,
futures contracts, securities sold short and foreign currency	(224,014)
Net change in unrealized appreciation/depreciation on investments, futures
contracts and foreign currency	174,475
Net decrease in net assets resulting from operations	(68,901)

Capital Transactions:
Net proceeds from shares sold:
Class A	306,606
Class I	8,646,653
Cost of shares redeemed:
Class A1	(4,923)
Class I	-
Net increase in net assets from capital transactions	8,948,336

Total increase in net assets	8,879,435

Net Assets:
Beginning of period	-
End of period	$8,879,435

Accumulated net investment loss	$(13,883)

Capital Share Transactions:
Shares sold:
Class A	30,654
Class I	878,231
Shares redeemed:
Class A	(509)
Class I	-
Net increase in capital share transactions	908,376

*	Commencement of operations.
1	Net of redemption fees of $0.

See accompanying Notes to Financial Statements.

361 Market Neutral Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$42,795
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(20,951,199)
Proceeds from sale of investment securities	21,947,700
Proceeds from short sale	848,762
Closed short transactions	(1,199,418)
Purchase of short-term investment, net	219,706
Decrease in deposits with brokers for securities sold short and futures contracts	17,132
Decrease in receivables for securities sold	396,767
Decrease in dividends and interest receivables	280
Decrease in other assets	30,808
Decrease in payables for securities purchased	(433,770)
Increase in variation margin	17,630
Decrease in accrued expenses	(5,374)
Net realized gain on investments	(76,542)
Net change in unrealized appreciation/depreciation on securities	34,587
Net cash provided by operating activities	889,864

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	1,598,755
Redemption of shares, net of redemption fees	(2,519,468)
Dividends paid to shareholders, net of reinvestments	(5,838)
Net cash used for financing activities	(926,551)

Net Decrease in Cash	(36,687)

Cash:
Beginning balance	37,858
Ending balance	$1,171

Non cash financing activities not included herein consist of $348,797 of reinvested dividends.

See accompanying Notes to Financial Statements.

361 Market Neutral Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the		For the	December 20,
	Year Ended October 31, 2014		Year Ended October 31, 2013	2011* through October 31, 2012
Net asset value, beginning of period	$9.43		$10.08	$10.00
Income from Investment Operations:
Net investment loss1	(0.18)		(0.22)	(0.12)
Net realized and unrealized gain on investments	0.33		1.19	0.20
Total from investment operations	0.15		0.97	0.08

Less Distributions:
From net realized gains	(0.76)		(1.63)	-

Redemption fee proceeds	-	2	0.01	-

Net asset value, end of period	$8.82		$9.43	$10.08

Total return3	1.70%		10.93%	0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120		$723	$20

Ratio of expenses to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	11.15%		15.23%	7.92%	5
After fees waived and expenses absorbed	3.32%		3.50%	2.56%	5
Ratio of net investment loss to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(9.83)%		(14.05)%	(6.67)%	5
After fees waived and expenses absorbed	(2.00)%		(2.32)%	(1.31)%	5

Portfolio turnover rate	490%		828%	586%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Market Neutral Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the	For the	December 20,
	Year Ended October 31, 2014	Year Ended October 31, 2013	2011* through October 31, 2012
Net asset value, beginning of period	$9.49	$10.11	$10.00
Income from Investment Operations:
Net investment loss1	(0.16)	(0.19)	(0.09)
Net realized and unrealized gain on investments	0.33	1.20	0.20
Total from investment operations	0.17	1.01	0.11

Less Distributions:
From net realized gains	(0.76)	(1.63)	-

Redemption fee proceeds	-	-	-	2

Net asset value, end of period	$8.90	$9.49	$10.11

Total return3	1.91%	11.25%	1.10%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,363	$2,731	$822

Ratio of expenses to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	10.90%	14.98%	7.67%	5
After fees waived and expenses absorbed	3.07%	3.25%	2.31%	5
Ratio of net investment loss to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(9.58)%	(13.80)%	(6.42)%	5
After fees waived and expenses absorbed	(1.75)%	(2.07)%	(1.06)%	5

Portfolio turnover rate	490%	828%	586%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the	For the	December 20,
	Year Ended October 31, 2014	Year Ended October 31, 2013	2011* through October 31, 2012
Net asset value, beginning of period	$11.47	$10.43	$10.00
Income from Investment Operations:
Net investment loss1	(0.20)	(0.20)	(0.18)
Net realized and unrealized gain on investments	0.46	1.24	0.61
Total from investment operations	0.26	1.04	0.43

Less Distributions:
From net realized gains	(0.40)	(0.01)	-

Redemption fee proceeds	0.01	0.01	-	2

Net asset value, end of period	$11.34	$11.47	$10.43

Total return3	2.47%	10.09%	4.30%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$158,570	$174,619	$32,795

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.04%	2.12%	2.53%	5
After fees waived and expenses absorbed	2.03%	2.14%	2.40%	5
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.82)%	(1.78)%	(2.08)%	5
After fees waived and expenses absorbed	(1.81)%	(1.80)%	(1.95)%	5

Portfolio turnover rate	96%	0%	2%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

					For the Period
	For the		For the		December 20,
	Year Ended October 31, 2014		Year Ended October 31, 2013		2011* through October 31, 2012
Net asset value, beginning of period	$11.51		$10.45		$10.00
Income from Investment Operations:
Net investment loss1	(0.18)		(0.17)		(0.15)
Net realized and unrealized gain on investments	0.48		1.24		0.60
Total from investment operations	0.30		1.07		0.45

Less Distributions:
From net realized gains	(0.40)		(0.01)		-

Redemption fee proceeds	-	2	-	2	-	2

Net asset value, end of period	$11.41		$11.51		$10.45

Total return3	2.73%		10.26%		4.50%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$465,614		$291,176		$61,961

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.80%		1.87%		2.28%	5
After fees waived and expenses absorbed	1.79%		1.89%		2.15%	5
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.58)%		(1.53)%		(1.82)%	5
After fees waived and expenses absorbed	(1.57)%		(1.55)%		(1.69)%	5

Portfolio turnover rate	96%		0%		2%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not Annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	February 12,
	2014* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.16)
Net realized and unrealized loss on investments	(0.13)
Total from investment operations	(0.29)

Redemption fee proceeds	-	2

Net asset value, end of period	$9.71

Total return3	(2.90)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,177

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.60%	5
After fees waived and expenses absorbed	2.24%	5
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(2.59)%	5
After fees waived and expenses absorbed	(2.23)%	5

Portfolio turnover rate	0%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Global Managed Futures Strategy Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	February 12,
	2014* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.15)
Net realized and unrealized loss on investments	(0.13)
Total from investment operations	(0.28)

Redemption fee proceeds	-	2

Net asset value, end of period	$9.72

Total return3	(2.80)%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,855

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.36%	5
After fees waived and expenses absorbed	2.00%	5
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(2.35)%	5
After fees waived and expenses absorbed	(1.99)%	5

Portfolio turnover rate	0%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not Annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

361 Global Macro Opportunity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	June 30,
	2014* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.05)
Net realized and unrealized loss on investments	(0.18)
Total from investment operations	(0.23)

Redemption fee proceeds	-

Net asset value, end of period	$9.77

Total return2	(2.30)%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$294

Ratio of expenses to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	6.82%	4
After fees waived and expenses absorbed	2.22%	4
Ratio of net investment loss to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(5.99)%	4
After fees waived and expenses absorbed	(1.39)%	4

Portfolio turnover rate	628%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total returns would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

361 Global Macro Opportunity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	June 30,
	2014* through October 31, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.04)
Net realized and unrealized loss on investments	(0.18)
Total from investment operations	(0.22)

Redemption fee proceeds	-

Net asset value, end of period	$9.78

Total return2	(2.20)%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,585

Ratio of expenses to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	6.57%	4
After fees waived and expenses absorbed	1.97%	4
Ratio of net investment loss to average net assets (including interest expense and dividends on securities sold short):
Before fees waived and expenses absorbed	(5.74)%	4
After fees waived and expenses absorbed	(1.14)%	4

Portfolio turnover rate	628%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

361 Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2014

Note 1 – Organization
361 Market Neutral Fund (formerly known as the 361 Long/Short Equity Fund) (“Market Neutral” or “Market Neutral Fund”), 361 Managed Futures Strategy Fund (“Managed Futures Strategy” or “Managed Futures Strategy Fund”), 361 Global Managed Futures Strategy Fund (“Global Managed Futures Strategy” or “Global Managed Futures Strategy Fund”) and 361 Global Macro Opportunity Fund (“Global Macro Opportunity” or “Global Macro Opportunity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Market Neutral Fund’s primary investment objective is to seek to achieve long-term capital appreciation with moderate correlation to major equity market indices but with less volatility. The Fund also seeks to participate in rising markets and preserve capital in down markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I.

The Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of broad stock and bond markets. The Fund commenced investment operations on December 20, 2011, with two classes of shares, Class A and Class I.

The Global Managed Futures Strategy Fund’s primary investment objective is to seek positive absolute returns that have a low correlation to the returns of global stock and bond markets. The Fund commenced investment operations on February 12, 2014, with two classes of shares, Class A and Class I.

The Global Macro Opportunity Fund’s primary investment objective is to seek long–term positive absolute return. The Fund commenced investment operations on June 30, 2014, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.  Options are valued at the last quoted sales price, if no sale was reported on that date, the last quoted bid price is used. Open-end mutual fund investments (including money market funds) are valued at net asset value. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

(c) Stock Index Futures
The Funds may invest in stock index futures as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. The purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction.  There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

(d) Short Sales
The Funds may engage in short sales that are “uncovered”.  Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.  To borrow the security, the Fund also may be required to pay a premium or interest fee, which is recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

(e) Money Market Investments
The Global Macro Opportunity Fund invests a significant amount (51.6% of its net assets as of October 31, 2014) in the Fidelity Institutional Money Market Fund (“FMPXX”).  FMPXX invests in U.S. dollar-denominated money market securities of domestic and foreign issuers rated in the highest category by at least two nationally recognized rating services or by one if only one rating service has rated a security, or, if unrated, determined to be of equivalent quality by Fidelity Management & Research Company, U.S. Government securities and repurchase agreements. FMPXX may invest more than 25% of its total assets in the financial services sector.  The Managed Futures Strategy Fund invests a significant amount (28.0% of its net assets as of October 31, 2014) in the Federated Prime Value Obligations Fund (“PVOXX”).  PVOXX invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government.  FMPXX and PVOXX invest in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FMPXX or PVOXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FMPXX and PVOXX seek to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FMPXX and PVOXX.

The Global Managed Futures Strategy Fund invests a significant amount (93.8% of its net assets as of October 31, 2014) in the UMB Money Market Fiduciary.  The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes.  This investment vehicle is not publically traded on open markets.

(f) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Global Managed Futures Strategy Fund incurred offering costs of approximately $19,109, which are being amortized over a one-year period from February 12, 2014 (commencement of operations).

The Global Macro Opportunity Fund incurred offering costs of approximately $25,317, which are being amortized over a one-year period from June 30, 2014 (commencement of operations).

In conjunction with the use of short sales, written options contracts or futures contracts, the Funds may be required to maintain collateral in various forms.  At October 31, 2014, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities.  Also in conjunction with the use of short sales, written options contracts or futures contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty.  At October 31, 2014, these segregated margin deposit accounts are denoted in the Funds’ Statements of Assets and Liabilities.

(g) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with 361 Capital, LLC (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor.  The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses as determined in accordance with Form N-1A,  dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund until February 28, 2015.  The table below contains the expense cap by Fund and by Class.

		Total Limit on Annual	Total Limit on Annual
	Investment	Operating Expenses	Operating Expenses
	Advisory Fees	Class A Shares†	Class I Shares†
Market Neutral Fund	1.25%	2.15%	1.90%
Managed Futures Strategy Fund	1.50%	2.24%	1.99%
Global Managed Futures Strategy Fund	1.50%	2.24%	1.99%
Global Macro Opportunity Fund	1.25%	2.15%	1.90%

†   The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Effective October 1, 2014, Federated Investment Management Company (“Federated” or the “Sub-Advisor”) serves as sub-advisor to the Managed Futures Strategy Fund. Under the Sub-Advisory Agreement, the Fund will pay the Sub-Advisor an annual sub-advisory fee of 0.10% of average net assets of the Fund on the first $250 million and 0.08% on such assets over $250 million.  The Sub-Advisor may invest the cash portion of its allocated Fund assets in money market mutual funds managed by Federated (the “Federated Money Market Funds”).  The Sub-Advisor waives its sub-advisory fee equal to the amount of management fee it received from the Fund’s investments in the Federated Money Market Funds.  For the period October 1, 2014 through October 31, 2014, the Sub-Advisor waived $17,271 of its sub-advisory fees.

For the periods ended October 31, 2014, the Advisor waived fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Market Neutral Fund	$39,281	$206,885	$246,166
Managed Futures Strategy Fund	-	-	-
Global Managed Futures Strategy Fund	85,151	-	85,151
Global Macro Opportunity Fund	21,033	56,378	77,411
	$145,465	$263,263	$425,999

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

	Market Neutral Fund	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Global Macro Opportunity Fund
2014	$-	$-	$-	$-
2015	181,968	-	-	-
2016	212,032	-	-	-
2017	246,166	-	85,151	77,411

The “Net increase from payments by affiliates” on the Market Neutral Fund’s Statements of Changes represents an amount reimbursed from the Advisor for losses from a trade error.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the periods ended October 31, 2014, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust.  The Funds’ allocated fees incurred for CCO services for the periods ended October 31, 2014, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At October 31, 2014, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Market Neutral Fund	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Global Macro Opportunity Fund
Cost of investments	$2,507,797	$623,605,239	$37,532,961	$8,639,936

Gross unrealized appreciation	$11,737	$118,379	$-	$168,153
Gross unrealized depreciation	(68,940)	(435,315)	-	(8,305)
Net unrealized appreciation (depreciation) on investments	$(57,203)	$(316,936)	$-	$159,848

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the periods ended October 31, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Market Neutral Fund	$944	$49,121	$(50,065)
Managed Futures Strategy Fund	1,867	9,707,833	(9,709,700)
Global Managed Futures Strategy Fund	(27,262)	19,537	7,725
Global Macro Opportunity Fund	(5,316)	5,479	(163)

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Market Neutral Fund	Managed Futures Strategy Fund	Global Managed Futures Strategy Fund	Global Macro Opportunity Fund
Undistributed ordinary income	$21,146	$382,009	$-	$-
Undistributed long-term capital gains	34,499	14,977,455	-	-
Tax accumulated earnings	55,645	15,359,464	-	-

Accumulated capital and other losses	(6,737)	-	(2,855,292)	(223,800)
Net unrealized appreciation (depreciation) on investments	(57,203)	(316,936)	-	159,848
Net unrealized appreciation (depreciation) on foreign currency, futures contracts and securities sold short	(165,165)	-	(6,680)	367
Total accumulated earnings (deficit)	$(173,460)	$15,042,528	$(2,861,972)	$(63,585)

The tax character of the distributions paid during the fiscal years ended October 31, 2014, and October 31, 2013 were as follows:

	Market Neutral Fund		Managed Futures Strategy Fund
Distributions paid from:	2014	2013	2014	2013
Ordinary income	$350,101	$158,062	$4,551,165	$-
Net long-term capital gains	4,534	-	12,709,287	117,872
Total distributions paid	$354,635	$158,062	$17,260,452	$117,872

	Global Managed Futures Strategy Fund	Global Macro Opportunity Fund
Distributions paid from:	2014	2014
Ordinary income	$-	$-
Net long-term capital gains	-	-
Total distributions paid	$-	$-

For Federal income tax purposes, the Market Neutral Fund and Managed Futures Strategy Fund designate long-term capital gain dividends of $4,534 and $12,709,287, respectively, or the amount determined to be necessary, for the tax year ended October 31, 2014.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

At October 31, 2014 the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Global Managed Futures Strategy Fund	$958,604	$1, 437,820	$2,396,424
Global Macro Opportunity Fund	188,095	21,822	209,917

As of October 31, 2014, the following funds had qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes.

Fund	Late-Year Ordinary Losses
Market Neutral Fund	$6,737
Global Managed Futures Strategy Fund	458,868
Global Macro Opportunity Fund	13,883

Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
Effective August 28, 2014 the Funds no longer charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase. Prior to August 28, 2014, the Market Neutral Fund, Managed Futures Strategy Fund, Global Managed Futures Strategy Fund and Global Macro Opportunity Fund received $28, $164,455, $4,831 and $0, respectively, in redemption fees.

Note 6 –Investment Transactions
For the periods ended October 31, 2014, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
Market Neutral Fund	$20,951,199	$21,947,700
Managed Futures Strategy Fund	449,794,034	151,282,249
Global Managed Futures Strategy Fund	-	-
Global Macro Opportunity Fund	23,000,071	18,757,579

Note 7 – Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the periods ended October 31, 2014, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended October 31, 2014, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

·	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

·
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

·
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2014, in valuing the Funds’ assets carried at fair value:

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Market Neutral Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Common Stocks1	$2,300,083	$-	$-	$2,300,083
Short-Term Investments	150,511	-	-	150,511
Total Assets	$2,450,594	$-	$-	$2,450,594

Liabilities
Securities Sold Short
Exchange-Traded Funds	$1,535,858	$-	$-	$1,535,858
Other Financial Instruments2
Futures Contracts	$17,953	$-	$-	$17,953
Total Liabilities	$1,553,811	$-	$-	$1,553,811

Managed Futures Strategy Fund	Level 1	Level 2	Level 3**	Total
Investments
Asset-Backed Securities	$-	$164,677,668	$-	$164,677,668
Corporate Bonds1	-	173,774,991	-	173,774,991
Medium Term Notes1	-	110,286,500	-	110,286,500
Short-Term Investments	174,549,144	-	-	174,549,144
Total Investments	$174,549,144	$448,739,159	$-	$623,288,303

Global Managed Futures Strategy Fund	Level 1	Level 2*	Level 3**	Total
Assets
Investments
Short-Term Investments	$37,532,961	$-	$-	$37,532,961
Other Financial Instruments2
Futures Contracts	$1,943	$-	$-	$1,943
Total Assets	$37,534,904	$-	$-	$37,534,904

Liabilities
Other Financial Instruments2
Futures Contracts	$196,299	$-	$-	$196,299
Total Liabilities	$196,299	$-	$-	$196,299

Global Macro Opportunity Fund	Level 1	Level 2*		Level 3**		Total
Assets
Investments
Common Stocks1	$2,966,101		$-		$-	$2,966,101
Exchange-Traded Funds	1,252,842		-		-	1,252,842
Short-Term Investments	4,580,841		-		-	4,580,841
Total Investments	$8,799,784	$		$		$8,799,784
Other Financial Instruments2
Futures Contracts	$282		$-		$-	$282
Total Assets	$8,800,066		$-		$-	$8,800,066

Liabilities
Other Financial Instruments2
Futures Contracts	$11,314		$-		$-	$11,314
Total Liabilities	$11,314		$-		$-	$11,314

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

1	For a detailed break-out of common stocks and corporate bonds by major industry classification, please refer to the Schedule of Investments.
2
Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts.  Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

*	The Funds did not hold any Level 2 securities at period end.
**	The Funds did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in futures contracts during the periods ended October 31, 2014.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of October 31, 2014 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Market Neutral Fund	Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	$-	$17,953
Global Managed Futures Strategy Fund	Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	1,943	196,299
Global Macro Opportunity Fund	Unrealized appreciation/ depreciation on open futures contracts	Equity contracts	-	11,314
	Unrealized appreciation/ depreciation on open futures contracts	Volatility contracts	282	-
Total			$2,225	$225,566

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

 The effects of derivative instruments on the Statement of Operations for the periods ended October 31, 2014 for the Market Neutral, Managed Futures Strategy, Global Managed Futures Strategy and Global Macro Opportunity Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Total
Market Neutral Fund	Equity Contracts	$74,302	$-	$74,302
Managed Futures Strategy Fund	Equity Contracts	25,303,555	-	25,303,555
Global Managed Futures Strategy Fund	Equity Contracts	(2,202,069)	-	(2,202,069)
Global Macro Opportunity Fund	Equity Contracts	433	9,404	9,837
	Volatility contracts	(25,771)	-	(25,771)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Futures Contracts	Total
Market Neutral Fund	Equity Contracts	$(17,604)	$(17,604)
Global Managed Futures Strategy Fund	Equity Contracts	(194,356)	(194,356)
Global Macro Opportunity Fund	Equity Contracts	(11,314)	(11,314)
	Volatility contracts	282	282

The quarterly average volumes of derivative instruments as of October 31, 2014 are as follows:

	Derivatives not designated as hedging instruments	Long Futures Contracts	Short Futures Contracts	Total
Market Neutral Fund	Equity Contracts	4	4	8
Managed Futures Strategy Fund	Equity Contracts	-	-	-
Global Managed Futures Strategy Fund	Equity Contracts	304	54	358
Global Macro Opportunity Fund	Equity Contracts	3	3	6
	Volatility contracts	1	3	4

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

361 Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2014

Note 14 – Results of Shareholder Meeting (Unaudited)
On September 17, 2014, shareholders of the Managed Futures Strategy and Global Managed Futures Strategy Funds approved the appointment of Federated Investment Management Company as a sub-adviser to the Managed Futures Strategy and Global Managed Futures Strategy Funds.  The percentage of shares outstanding and entitled to vote that were present by proxy were 50.45% for the Managed Futures Strategy Fund and 50.78% for the Global Managed Futures Strategy Fund.  The numbers of shares voted were as follows:

Fund	For	Against	Abstain	Total
Managed Futures Strategy Fund	24,273,895	261,392	3,882,917	28,418,204
Global Managed Futures Strategy Fund	1,615,816	12,469	190,341	1,818,626

Note 15 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds re-designated its Class A shares as Investor Class shares effective November 1, 2014.  The Funds’ Investor Class shares will not be subject to a front-end sales charge or a contingent deferred sales charge.  As a result, effective November 1, 2014, all references to “Class A Shares” are replaced with “Investor Class Shares” and references to sales charges are removed.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of 361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of October 31, 2014, and the related statements of operations, cash flows, and  changes in net assets and the financial highlights for the periods indicated within the financial statements and financial highlights.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund, and 361 Global Macro Opportunity Fund as of October 31, 2014, and the results of their operations and cash flows, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2014

361 Funds
SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the Market Neutral and Managed Futures Strategy Fund designated long-term capital gain dividends of $4,610 and $117,872, respectively, or the amount determined to be necessary, for the tax year ended October 31, 2014.

Trustees and Officer Information
Additional information about the Trustees is included in the Funds' Statement of Additional Information which is available, without charge, upon request by calling (888) 7361CAP (888-736-1227) or on the Funds' website at www.361funds.com.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabuna (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	76	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014-present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	76	None.
Interested Trustees:
John P. Zader a‡ (born 1961) Trustee	Since November 2007	Retired (June 2014-present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Funds, (2006-June 2014). President, Investment Managers Series Trust (December 2007-June 2014).	76	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-Administrator for the Funds (2006 – present).	76	Investment Managers Series Trust II, a registered investment company.

361 Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014	Chief Operating Officer (June 2014-present); Executive Vice-President, UMB Fund Services, Inc. (January 2007-June 2014). Vice-President, Investment Managers Series Trust (December 2013 – June 2014).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “AdvisoryAgreement”) between the Trust and 361 Capital, LLC (the “Investment Advisor”) with respect to the 361 Market Neutral Fund (the “Market Neutral Fund”), which was previously named the 361 Long/Short Equity Fund (the “Long/Short Fund”), and the 361 Managed Futures Strategy Fund (the “Managed Futures Fund”) series of the Trust for an additional one-year term. At an in-person meeting held on March 4-5, 2014, the Board, including the Independent Trustees, unanimously approved a new sub-advisory agreement with Federated Investment Management Company (“Federated”) with respect to a portion of the Managed Futures Fund and a portion of the 361 Global Managed Futures Strategy Fund (the “Global Managed Futures Fund”).  At an in-person meeting held on September 17-18, 2013, the Board and the Independent Trustees approved the Advisory Agreement with respect to the 361 Global Macro Opportunity Fund (the “Global Macro Fund”), which was previously named the 361 Multi-Strategy Fund.  In approving the agreements the Board, including the Independent Trustees, determined that such approval was in the best interests of each applicable Fund and its shareholders.

361 Market Neutral Fund and 361 Managed Futures Strategy Fund

Background
In advance of the Board’s August and September 2014 meetings, the Board received information about the Advisory Agreement with respect to the Market Neutral Fund and Managed Futures Fund from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “PerformancePeer Group”) from its relevant fund universe (each a “PerformanceUniverse”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of each Fund to those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its relevant fund universe (each an “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund.  The Board noted that the materials they reviewed indicated the following:

·
The performance of the Long/Short Fund for the one-year period was above the Equity Market Neutral Performance Universe and Performance Peer Group medians but below the S&P 500 Index return by 1,720 basis points and below the HFRX Equity Hedge Index return by 20 basis points.  The Trustees noted that Morningstar had compared the 361 Long/Short Equity Fund with funds in the Equity Market Neutral Performance Universe instead of the Long/Short Equity Performance Universe because the Fund’s beta (risk measure) was very low and more appropriate for comparison with the Equity Market Neutral Performance Universe, and in that connection the Trustees were being asked to approve a change in the name of the Fund name to “361 Market Neutral Fund.”

361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

·
For the one-year period the performance of the Managed Futures Fund was higher than the medians of funds in the Performance Peer Group and the Managed Futures Performance Universe and higher than the Citibank 3-Month Treasury Bill Index return.

The Board considered the overall quality of services provided by Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Funds, the Trustees observed the meeting materials indicated as follows:

·
The Long/Short Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) were the same as the Expense Peer Group median and the Market Neutral Expense Universe median, and the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 34 basis points and above the Expense Universe median by 50 basis points.  The Board noted, however, that as of June 30, 2014, the Fund had only $3.5 million in assets and was significantly smaller than the average asset sizes of the Expense Peer Group and Expense Universe.

·
The Managed Futures Fund’s investment advisory fees (gross of fee waivers by the Investment Advisor) were above the Expense Peer Group median by ten basis points and above the Managed Futures Expense Universe median by 25 basis points, and the total expenses (net of fee waivers) paid by the Fund were above the Expense Peer Group median by 11 basis points and above the Expense Universe median by 15 basis points.

The Trustees noted that with respect to the Long/Short Fund, for the year ended June 30, 2014, the Investment Advisor had not only waived its entire advisory fee but had also subsidized certain of the Fund’s operating expenses, because of the Fund’s low asset levels.  The Board noted that they could not compare fees charged by the Investment Advisor to the Funds to those of any other account of the Investment Advisor because the Investment Advisor does not manage any other accounts with the same objectives as either Fund. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to each Fund.

361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to each Fund for the year ended June 30, 2014, noting that the Investment Advisor had realized no profits with respect to the Long/Short Fund during that period, and determined that the level of profitability with respect to the Managed Futures Fund was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than investment advisory fees paid to the Investment Advisor), including research made available to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints with respect to either Fund, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

361 Managed Futures Strategy Fund and 361 Global Managed Futures Strategy Fund

Background
In advance of the March meeting, the Board received information about the proposed Sub-Advisory Agreement with respect to the Managed Futures Fund and the Global Managed Futures Fund from the Investment Advisor and Federated, as well as from Mutual Fund Administration Corporation and UMB Fund Services, Inc., certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of Federated; information regarding the background and experience of relevant personnel who would be providing services to each Fund;  reports of the relative performance over various time periods of investment portfolios managed by Federated using the same investment strategies and investment style Federated would use in managing its portions of the Funds; reports comparing performance of the Managed Futures Fund with returns of the Citibank 3-Month Treasury Bill Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Managed Futures fund universe (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of each Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (each an “Expense Peer Group”) from its Managed Futures fund universe (each an “Expense Universe”); information about advisory fees charged by Federated to other investment advisory clients; and information about Federated’s policies and procedures, including its compliance manual and brokerage and trading procedures, as applicable.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the proposed Sub-Advisory Agreement. Before voting on the proposed Sub-Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor or Federated were present.

In approving the Sub-Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered the composite investment performance of accounts managed by Federated pursuant to Federated’s Active Cash Moderate Strategy, which it proposed to use in managing assets of each Fund, and noted that the returns of the composite net of fees were higher than the returns of the composite’s benchmark, the 3-Month Average LIBOR, for the one-, three-, five- and ten-year periods ended December 31, 2013.  In addition, the Board reviewed the performance of the Managed Futures Fund and observed that for the one-year period ended June 30, 2013, the Fund had the highest performance of the funds in its Performance Peer Group and its Performance Universe and had outperformed the Citibank 3-Month Treasury Bill Index.  The Board noted that the Global Managed Futures Fund had commenced operations on February 12, 2014, and therefore had not yet reported any performance results.

361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board also considered the overall quality of services proposed to be provided by Federated to each Fund.  In doing so, the Board considered Federated’s specific responsibilities in management of each Fund, including the day-to-day portfolio management of its portion of the Fund, as well as the qualifications, experience and responsibilities of the personnel who would be involved in the activities of the Fund.  The Board also considered the overall quality of Federated’s organization and operations and Federated’s compliance structure and compliance procedures.  Based on its review, the Board and the Independent Trustees concluded that Federated had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties to each Fund under the proposed Sub-Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services expected to be provided by Federated to each Fund would be satisfactory.

In addition, the Board considered the overall quality of the oversight services proposed to be provided by the Investment Advisor to each Fund in monitoring the activities of Federated, and the Board and Independent Trustees concluded that the nature, quality and extent of such services would be satisfactory.

Advisory Fees, Sub-Advisory Fees and Economies of Scale

In reviewing the expected effect of Federated’s sub-advisory fees on each Fund, the Board considered its previous observations with respect to the Funds’ advisory fees and total expenses, which were as follows:

·
As of June 30, 2013, the Managed Futures Fund’s investment advisory fees (gross of fee waivers) were above the Expense Peer Group median by ten basis points and above the Managed Futures Expense Universe median by 37 basis points, and the total expenses (net of fee waivers) paid by the Fund (which was operating below its Expense Cap) were below the Expense Peer Group median but above the Expense Universe median by 25 basis points.

·
As of September 30, 2013, the advisory fee proposed to be paid by the Global Managed Futures Fund (gross of fee waivers) was higher than the Expense Peer Group median and Expense Universe median by ten basis points and 37 basis points, respectively, and the total expenses (net of fee waivers) would be higher than the Expense Peer Group median and Expense Universe median by 24 basis points and 45 basis points, respectively.

The Board noted that although the Managed Futures Fund’s direct annual advisory fees would increase by approximately ten basis points (because Federated would be paid by the Fund), the Investment Advisor expected that the total annual expenses of the Fund would decrease by approximately 20 basis points in connection with the appointment of Federated because the Fund assets that would be managed by Federated would no longer be invested in money market funds and ETFs, which generally have total expenses that are higher than the sub-advisory fees charged by Federated.  The Board also noted the Investment Advisor’s expectation that the appointment of Federated as sub-advisor would have a similar effect on the total annual expenses of the Global Managed Futures Fund, which began operation on February 12, 2014, if the Fund’s assets were to increase.  The Board noted that there would be no change with respect to the Investment Advisor’s advisory fees with respect to either Fund.

The Board reviewed information regarding the advisory fees to be charged by Federated with respect to each Fund, and considered the relative levels and types of services provided by the Investment Advisor and Federated to each Fund.  The Board noted that the sub-advisory fees to be charged by Federated were consistent with the fees it charges for managing client assets using the same strategies it would use to manage its portion of the Funds. The Board and the Independent Trustees concluded that the compensation payable to Federated under the proposed Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Federated was expected to provide to each Fund.

361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board also considered the benefits to be received by Federated as a result of its relationship with the Funds (other than sub-advisory fees paid to Federated), including research provided to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that Federated’s sub-advisory fee included a breakpoint, which would enable the Funds’ shareholders to benefit from economies of scale with respect to the Funds’ sub-advisory fees.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the proposed Sub-Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly, approved the proposed Sub-Advisory Agreement, subject to approval by each Fund’s shareholders, which was obtained at a shareholder meeting held on September 17, 2014.

361 Global Macro Opportunity Fund

Background
In advance of the September 2013 meeting, the Board received information about the Global Macro Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation and UMB Fund Services, Inc., certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Long/Short Equity fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Advisory Agreement. In addition, the Board considered information reviewed by the Board regarding the Investment Advisor during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services to be provided by the Investment Advisor with respect to the Fund.  The Board observed that they could not review any relevant performance information because the Investment Advisor did not manage any assets using the strategies it planned to use to manage the Fund.  The Trustees noted, however, that they were familiar with the Investment Advisor as the investment advisor to three other series of the Trust.  The Board concluded that the Investment Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

361 Market Neutral Fund, 361 Managed Futures Strategy Fund, 361 Global Managed Futures Strategy Fund and 361 Global Macro Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information regarding the proposed advisory fees and expenses to be paid by the Fund.  The Board observed, among other things, that the advisory fee proposed to be paid by the Fund (gross of fee waivers by the Investment Advisor) was 2.5 basis points higher than the median advisory fee of the funds in the Expense Universe but was the same as the median advisory fee of the funds in the Expense Peer Group.  The Board noted that it could not compare fees charged by the Investment Advisor to the Fund to those of any other account of the Investment Advisor because the Investment Advisor does not manage any other accounts with the same objectives as the Fund. With respect to the Fund’s total expenses, the Board observed that the total expenses (net of fee waivers) would be higher than the median total expenses of the funds in the Expense Universe and Expense Peer Group by 26 basis points and 16 basis points, respectively.  The Board noted, however, that the Fund’s estimated asset size of $10 million in its first year of operations was significantly lower than the average asset sizes of the funds in the Expense Universe and Expense Peer Group. The Board concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor proposed to provide to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s estimated costs and profits with respect to the Fund for the first year of the Fund’s operations, taking into account estimated assets of $10 million, and they noted that that the Investment Advisor anticipated waiving its entire advisory fee and therefore did not anticipate earning any profits with respect to the Fund during that year.  The Board also considered the potential benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees paid to the Investment Advisor), including research made available to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved the Advisory Agreement with respect to the Fund.

361 Funds
EXPENSE EXAMPLES
For the Periods Ended October 31, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance examples for Market Neutral, Managed Futures Strategy and Global Managed Futures Strategy Funds are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014.

The Actual Performance example for Global Macro Opportunity Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from June 30, 2014 (commencement of operations) to October 31, 2014.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2014 to October 31, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

361 Funds
EXPENSE EXAMPLES - Continued
For the Periods Ended October 31, 2014 (Unaudited)

Market Neutral Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	Actual Performance	$1,000.00	$1,005.70	$15.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.37	15.91
Class I	Actual Performance	1,000.00	1,006.80	15.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.17	15.11

*
Expenses are equal to the Fund’s annualized expense ratio of 3.14% and 2.98% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Managed Futures Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	Actual Performance	$1,000.00	$1,024.40	$10.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.94	10.34
Class I	Actual Performance	1,000.00	1,024.20	9.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	9.20

*
Expenses are equal to the Fund’s annualized expense ratio of 2.04% and 1.81% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  Assumes all dividends and distributions were reinvested.

Global Managed Futures Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	Actual Performance	$1,000.00	$932.80	$10.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.93	11.36
Class I	Actual Performance	1,000.00	932.80	9.73
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.14	10.14

*
Expenses are equal to the Fund’s annualized expense ratio of 2.24% and 2.00% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period).  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

361 Funds
EXPENSE EXAMPLES - Continued
For the Periods Ended October 31, 2014 (Unaudited)

Global Macro Opportunity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	6/30/14*	10/31/14	6/30/14* –10/31/14
Actual Performance**
Class A	$1,000.00	$977.00	$7.44
Class I	1,000.00	978.00	6.60
Hypothetical (5% annual return before expenses)^	5/1/14	10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$1,014.04	$11.25
Class I	1,000.00	1,015.30	9.98

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratios of 2.22% and 1.96% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 124/365 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratios of 2.22% and 1.96% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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361 Funds
Each a series of Investment Managers Series Trust

Investment Advisor
361 Capital, LLC
4600 South Syracuse Street, Suite 500
Denver, Colorado 80237

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
361 Managed Futures Strategy Fund – Class A Shares	AMFQX	461 418 345
361 Managed Futures Strategy Fund – Class I Shares	AMFZX	461 418 337
361 Global Managed Futures Strategy Fund – Class A Shares	AGFQX	461 41P 347
361 Global Managed Futures Strategy Fund – Class I Shares	AGFZX	461 41P 339
361 Global Macro Opportunity Fund - Class A Shares	AGMQX	461 41P 461
361 Global Macro Opportunity Fund - Class I Shares	AGMZX	461 41P 453
361 Market Neutral Fund – Class A Shares	ALSQX	461 418 329
361 Market Neutral Fund – Class I Shares	ALSZX	461 418 311

Privacy Principles of the 361 Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the 361 Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 736-1227 (888-7361CAP), on the Funds’ website at www.361funds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 736-1227 (888-7361CAP).  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

361 Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 736-1227 (888-7361CAP)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-736-1227.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$55,500	$27,000
Audit-Related Fees	N/A	N/A
Tax Fees	$10,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/2015